[GRAPHIC OMITTED]
PICTURE OF FLAGS

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

                              THIRD QUARTER REPORT

                               SEPTEMBER 30, 2002

TO OUR SHAREHOLDERS,

      After two years of truly dismal performance, telecommunications stocks began to stabilize in the third quarter. The Gabelli Global Telecommunications Fund (the "Fund") posted a disappointing decline of 15.37% for the third quarter, but outperformed both the Salomon Smith Barney Global Telecommunications Index and the Morgan Stanley Capital International ("MSCI") All Country ("AC") World Free Index, which declined 16.91% and 18.22%, respectively, during the same period. The strong gains in selected wireless communications stocks and generally respectable returns from major European telecommunications companies buoyed portfolio performance.

OUR APPROACH

      Our approach is multifaceted. We purchase companies that are attractively valued relative to what we estimate a buyer would be willing to pay for the entire company in a private transaction. When the gap between a company's Private Market Value ("PMV") and public market value widens, our risk/reward parameters improve. To maximize returns, our decision process requires the expectation of a trigger that will promote a reduction in this gap. But we will not invest in just any "cheap" company. For most of our holdings, our selection is based on "bottom up" fundamental analysis, which requires strong cash flow and earnings power, positive industry dynamics and, certainly not least, good management with a track record of growing value for their shareholders.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)

--------------------------------------------------------------------------------
                                          Quarter
                         -----------------------------------------
                           1ST        2ND         3RD        4TH        YEAR
                           ---        ---         ---        ---        ----
2002:  Net Asset Value   $12.17      $9.50       $8.04       --          --
       Total Return      (12.8)%    (21.9)%     (15.4)%      --          --
--------------------------------------------------------------------------------
2001:  Net Asset Value   $15.71     $16.26      $13.03       13.96      13.96
       Total Return      (10.9)%      3.5%      (19.9)%       7.3%     (20.7)%
--------------------------------------------------------------------------------
2000:  Net Asset Value   $28.28     $25.41      $23.84      $17.63     $17.63
       Total Return        4.9%     (10.2)%      (6.2)%     (14.2)%    (24.1)%
--------------------------------------------------------------------------------
1999:  Net Asset Value   $19.18     $21.95      $22.88      $26.95     $26.95
       Total Return       15.4%      14.4%        4.2%       31.0%      80.3%
--------------------------------------------------------------------------------
1998:  Net Asset Value   $15.91     $16.22      $14.48      $16.62     $16.62
       Total Return       19.4%       1.9%      (10.7)%      24.0%      34.8%
--------------------------------------------------------------------------------
1997:  Net Asset Value   $11.29     $13.17      $14.22      $13.32     $13.32
       Total Return        0.1%      16.7%        7.9%        4.6%      31.9%
--------------------------------------------------------------------------------
1996:  Net Asset Value   $11.72     $12.16      $11.73      $11.28     $11.28
       Total Return        5.4%       3.8%       (3.5)%       3.3%       9.0%
--------------------------------------------------------------------------------
1995:  Net Asset Value    $9.77     $10.29      $11.12      $11.12     $11.12
       Total Return        0.4%       5.3%        8.1%        1.6%      16.2%
--------------------------------------------------------------------------------
1994:  Net Asset Value    $9.68      $9.62      $10.38       $9.73      $9.73
       Total Return       (5.1)%     (0.6)%       7.9%       (5.3)%     (3.7)%
--------------------------------------------------------------------------------
1993:  Net Asset Value     --         --           --       $10.20     $10.20
       Total Return        --         --           --         3.0%(b)    3.0%(b)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH SEPTEMBER 30, 2002(A)
              ----------------------------------------------------

                                                      YEAR TO                                        SINCE
                                          QUARTER      DATE       1 YEAR      3 YEAR     5 YEAR   INCEPTION (B)
                                          -------     -------     ------      ------     ------   -------------
 Gabelli Global Telecommunications
    Fund Class AAA ....................  (15.37)%    (42.41)%    (38.23)%     (23.15)%    (2.51)%    3.80%
 Salomon Smith Barney Global
    Telecommunications Index ..........  (16.91)%    (42.63)%    (38.10)%     (30.69)%    (9.75)%    (1.18)%
 MSCI AC World Free Index .............  (18.22)%    (24.87)%    (17.79)%     (13.91)%    (4.04)%     3.62%

 (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAA Shares. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The investment results for the Fund's Class B and Class C Shares would be slightly lower due to the additional expenses associated with these classes of shares (exclusive of any front-end or contingent deferred sales charge). The Salomon Smith Barney Global Telecommunications Index and the MSCI AC World Free Index are unmanaged indicators of global stock market performance. Performance for periods less than one year are not annualized.
 (b) From commencement of investment operations on November 1, 1993.
 Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

INDUSTRY ALLOCATION

      The accompanying chart depicts the Fund's holdings by industry sector as of September 30, 2002. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.

                      HOLDINGS BY INDUSTRY SECTOR - 9/30/02
                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:

WIRELESS COMMUNICATIONS                      27.7%
LOCAL                                        25.1%
NATIONAL                                     23.5%
LONG DISTANCE                                 7.2%
OTHER                                         4.1%
ENTERTAINMENT                                 3.5%
SATELLITE                                     3.4%
EQUIPMENT                                     3.2%
CABLE                                         2.3%


GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                     HOLDINGS BY GEOGRAPHIC REGION - 9/30/02
                                [GRAPHIC OMITTED]
                               PLOT POINTS FOLLOW:

UNITED STATES                                55.3%
EUROPE                                       22.8%
CANADA                                        8.2%
ASIA/PACIFIC RIM                              5.9%
JAPAN                                         4.4%
LATIN AMERICA                                 3.4%

COMMENTARY

PAST, PRESENT, AND FUTURE

      A look back at what went wrong in the telecommunications industry helps us evaluate what can go right in the years ahead. Blessed with hindsight, the mistakes of the past appear quite obvious. First, unrealistically high growth expectations for the Internet and a relatively pro-competitive regulatory environment spawned overly aggressive investment across various telecom sectors. With telecom stocks flying high, companies felt comfortable layering on substantial debt to fund expansion. The overcapacity created by the telecom capital-spending boom along with falling demand in a rapidly decelerating economy eroded profits, and as telecom stocks plummeted, balance sheets deteriorated rapidly. Then to add to investors negative perception of the telecom group, WorldCom went bust after disclosing the biggest accounting fraud (in dollar terms) in history.

      The telecommunications industry is still not out of the woods. It suffers from too much capacity and competition, weak demand, and unnecessary and often confusing regulation. Despite these problems, telecommunications remains a critical industry and a large component of the global economy. Telecommunications assets still have significant value--in our opinion, a higher value than the stock market is currently acknowledging. We believe the value of these assets will surface as economic Darwinism (the survival of the fittest) diminishes competition and a recovering economy improves demand, gradually eliminating excess capacity.

      Today, some of the industry's problems are beginning to be resolved. Pressured by the capital markets, and in some cases, regulators, the industry is de-leveraging by increasing the equity base and selling non-core assets to reduce debt. We are beginning to see weaker competitors go belly up. While most of these companies are being kept alive via bankruptcy protection, we believe the plug to financial life support systems will eventually be pulled. Having completed system build outs and upgrades, leading wireline operators are cutting capital expenditures and operating expenses aggressively, and free cash flow is increasing. The wireless industry is just about done with the major network upgrades that will allow them to increase the speed of data transmission and provide more efficient voice services. As capital expenditures decline, revenue growth should translate into operating profits. AT&T Wireless and Nextel Communications are forecasting positive cash flows within six to twelve months.

      We have yet to see the strong begin preying on the weak. However, we sense that financially healthy telecom companies are ready to pounce. The Regional Bell Operating Companies ("RBOCs") are building cash reserves while pressuring regulators to open up the long distance market. They have also been aggressively expanding their internal wireless operations and may be ready to try to extend their franchises by acquiring companies with licenses and spectrum outside their operating areas. The wireless spectrum cap is set to expire at year-end. With no new unencumbered spectrum available, we expect to see consolidation first among national wireless operators and eventually through the acquisition of financially troubled regional carriers.

INVESTMENT SCORECARD

      Wireless communications companies Nextel Communications and Centennial Cellular were among our top performers this quarter. AT&T, one of our largest holdings, also rebounded. Canada's BCE and Great Britain's Vodafone closed the quarter with a modest gain.

      Telecom equipment manufacturers Nortel Networks, Lucent Technologies and Ericsson were among our worst performers. In general, our smaller European and Asian holdings also disappointed.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of September 30, 2002.

AT&T CORP. (T - $12.01 - NYSE) provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional and local telecommunications, cable television and Internet services. The company is in the process of splitting itself into four separate entities. As part of the restructuring, AT&T has converted AT&T Wireless (AWE - $4.12 - NYSE) from a tracking stock to an asset-based stock and spun it off to AT&T shareholders. AT&T Broadband, which includes cable, is in the process of being acquired by Comcast Corp. (CMCSK - $20.86 - Nasdaq) in a $70 billion transaction that will form the largest cable operator in the country with about 22 million subscribers. The deal, which has recently received shareholder, Federal Communications Commission ("FCC") and antitrust approval, is expected to close soon. As a result of the Comcast merger, AT&T will be left with a significantly de-leveraged balance sheet and two businesses: business services catering to large corporations and consumer operations providing long distance services to about 50 million households.

BCE INC. (BCE - $17.70 - NYSE) is a Canadian based communications conglomerate. The company has traditionally been the main supplier of telecommunications services, including wireless, to much of Eastern Canada. These operations are now owned through Bell Canada. In 2000, BCE began a series of transactions that highlighted hidden value including completion of its spin-off of Nortel Networks. BCE continues to cement its strategic position as a national provider of content, creativity and distribution. This has included acquisitions of CTV, a Canadian broadcaster, and THE GLOBE AND MAIL, a Canadian newspaper. On April 24, 2002, Jean C. Monty resigned as Chief Executive Officer and was replaced by Michael Sabia, former President and Chief Operating Officer. On June 28, 2002, BCE announced its intention to repurchase the 20% interest outstanding in Bell Canada owned by SBC for $6.3 billion Canadian dollars.

CABLE & WIRELESS PLC (CWP - $5.40 - NYSE) is a United Kingdom-based provider of global telecommunications network services. Its key assets include ownership in leading voice, data and Internet Service Provider ("ISP") networks in the U.K. and U.S.; numerous stakes in undersea telecom network routes; and a strong regional presence in Asia/Pacific, Europe and the Caribbean/Latin America. Sale of Cable &

Wireless HKT to PCCW Limited (PCW - $1.41 - NYSE), formerly known as Pacific Century Cyberworks, closed on August 17, 2000. As a result of this transaction, CWP holds a meaningful position in PCCW.

CENTURYTEL INC. (CTL - $22.43 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 2.5 million access lines in the South and Midwest including recently closed acquisitions of 676,000 access lines from Verizon for $2.16 billion. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. In July 2001, the company received an unsolicited bid from Alltel Corp. (AT - $40.13 - NYSE) to acquire CenturyTel for $43 per share in cash and Alltel stock. CenturyTel management rejected Alltel's initial offer. CenturyTel recently completed a sale of its wireless operations to Alltel Corp. for $1.6 billion in cash. The sale of its wireless business to Alltel and the acquisition of lines from Verizon has repositioned CenturyTel as a premiere pure-play rural local exchange carrier with over 2.5 million access lines.

CITIZENS COMMUNICATIONS CO. (CZN - $6.78 - NYSE) is one of the nation's three largest independent local exchange carriers with about 2.5 million access lines after completion of a $3.4 billion acquisition of almost 1.1 million lines from Frontier. This and several other recent acquisitions, accompanied by divestitures of its utilities operations, have repositioned the company as a pure telecommunications carrier. After recent completion of the tender offer for 19% of shares that it already did not own, CZN now owns 100% of Electric Lightwave Inc., a competitive carrier with fiber optic networks covering the Western part of the U.S. The company is now focused on strengthening its balance sheet by using the strong free cash flow of its local phone operations as well as any potential proceeds from the sale of the remaining utility operations to pay down debt.

DEUTSCHE TELEKOM AG (DT - $8.27 - NYSE) is the leading telecommunication company in Europe that provides fixed-line voice telephony products and services through about 57 million access lines. Through its subsidiary T-Mobile, the company also offers wireless services to 66.9 million customers worldwide, and most recently moved into the U.S. mobile phone market by acquiring VoiceStream Wireless and Powertel. DT's Internet arm, T-Online, is the #1 ISP in Europe with about 10.7 million subscribers.

NEXTEL COMMUNICATIONS INC. (NXTL - $7.55 - NASDAQ) is one of two remaining independent national wireless carriers in the U.S., servicing over 10 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel is differentiating itself by offering its unique direct-connect feature that allows instant two-way voice communication. Since the beginning of 2002, the company has used a combination of cash and stock to reduce its debt by over $2.5 billion, while still maintaining a healthy $2.4 billion cash balance. Nextel has submitted a proposal to the FCC to reallocate its spectrum portfolio at the radio frequencies also used by the public safety organizations. The FCC decision is expected by the end of 2002 and, if approved, would significantly strengthen Nextel's competitive position.

SPRINT CORP. - FON GROUP (FON - $9.12 - NYSE) is a tracking stock of Sprint Corp. that was created to reflect the performance of Sprint's wireline operations. Sprint is the third largest long distance provider offering voice and data services to consumers and enterprise customers. Sprint is also the largest non-Bell local exchange carrier with over 8 million local access lines mostly in suburban and second tier markets.

TELECOM ITALIA MOBILE SPA (TIM.MI - $3.89 - MILAN STOCK EXCHANGE), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off in July 1998 and began trading on the Milan Stock Exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy and Europe, with about 24 million Global Systems for Mobile Communications ("GSM") subscribers. The company also has an important presence in Latin America via controlling interests in a number of regional operators in Brazil. The competitive environment in which Telecom Italia Mobile operates remains favorable, with only two real competitors, Omnitel and Wind.

TELEPHONE & DATA SYSTEMS INC. (TDS - $50.45 - AMEX) provides mobile and local phone services to over 4.3 million customers in 35 states. TDS conducts its cellular operations through 81%-owned United States Cellular (USM - $29.58 -
AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications ("TDS Telecom") subsidiary, a full-service local exchange carrier. On May 4, 2000, TDS sold its 82%-owned PCS subsidiary Aerial Communications to VoiceStream Wireless, which was acquired on May 31, 2001 by Deutsche Telekom (DT - $8.27 - NYSE), a former German phone monopoly. As part of the VoiceStream/Deutsche Telekom deal, TDS received 131.5 million shares of DT and $570 million in cash. TDS recently monetized 75.5 million DT shares with proceeds of $834 million to fund USM's $610 million acquisition of PrimeCo, a wireless operation with 330,000 customers and licenses covering 13.2 million people in and around Chicago. TDS currently owns about 56 million DT shares, representing 0.95 shares of DT per share of TDS.

VERIZON COMMUNICATIONS INC. (VZ - $27.44 - NYSE) was formed by the merger of Bell Atlantic and GTE, and pooling the wireless assets of the combined company with U.S. assets of Vodafone Group plc (VOD - $12.83 - NYSE). Verizon is the largest domestic local phone provider with about 62 million access lines and is also the largest national wireless carrier servicing over 31 million wireless customers. Verizon is a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 35 countries in the Americas, Europe, Asia and the Pacific.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                        WHO                         WHEN
                        ---                         ----
      Special Chats:    Mario J. Gabelli            First Monday of each month
                        Howard Ward                 First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       NOVEMBER                       DECEMBER                      JANUARY
                       --------                       --------                      -------
      1st Wednesday    Charles Minter & Martin Weiner Charles Minter & Martin Weiner Ivan Arteaga
      2nd Wednesday    Caesar Bryan                   Walter Walsh & Laura Linehan   Charles Minter & Martin Weiner
      3rd Wednesday    Walter Walsh & Laura Linehan   Hart Woodson                   Walter Walsh & Laura Linehan
      4th Wednesday    Barbara Marcin                                                Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      For the first time in the last several years, telecommunications stocks outperformed the broad market. This is partially a reflection of the severe beating they have taken since the telecom bubble burst. However, in our opinion, it also indicates that investors are recognizing modest fundamental improvement in communications businesses and prospects for deregulation and consolidation that could surface value.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABTX for the Class AAA Shares. Please call us during the business day for further information.

                                   Sincerely,

           /S/ MARIO J. GABELLI                   /S/ MARC GABELLI

           MARIO J. GABELLI, CFA                  MARC GABELLI
           Team Portfolio Manager and             Associate Portfolio Manager
           Chief Investment Officer

           /S/ EVAN MILLER                        /S/ IVAN ARTEAGA

           EVAN MILLER, CFA                       IVAN ARTEAGA, CFA
           Associate Portfolio Manager            Associate Portfolio Manager

October 30, 2002

              Average Annual Returns -- September 30, 2002 (a)
------------------------------------------------------------------------------------
                  CLASS AAA SHARES  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
------------------------------------------------------------------------------------
1 Year ............   (38.23)%        (38.18)%        (38.68)%        (38.68)%
                                      (41.72)%(c)     (42.99)%(d)     (39.54)%(d)
5 Year ............    (2.51)%         (2.49)%         (2.82)%         (2.82)%
                                       (3.64)%(c)      (3.11)%(d)      (2.82)%(d)
Life of Fund (b) ..     3.80%           3.81%           3.61%           3.62%
                                        3.13%(c)        3.61%(d)        3.62%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 12, 2000, March 13, 2000 and June 2, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) Performance is calculated from inception of Class AAA Shares on November 1, 1993. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    MARKET
     SHARES                                          VALUE
     ------                                         ------
             COMMON STOCKS -- 100.9%
             AEROSPACE -- 0.9%
     17,000  Lockheed Martin Corp. ........... $  1,099,390
                                               ------------
             BROADCASTING -- 0.5%
     25,310 CanWest Global Communications
               Corp.+ ........................       64,794
     35,434  CanWest Global Communications Corp.,
              Cl. A+ .........................       92,258
      1,400  Claxson Interactive Group Inc.+ .          126
      5,500  Fisher Communications Inc. ......      258,500
     60,000  Paxson Communications Corp.+ ....      132,000
      1,000  TiVo Inc.+ ......................        3,600
                                               ------------
                                                    551,278
                                               ------------
             BUSINESS SERVICES -- 1.8%
      9,000  Carlisle Holdings Ltd.+ .........       19,260
     15,000  Cendant Corp.+ ..................      161,400
      4,000  Convergys Corp.+ ................       60,120
     16,000  Donnelley (R.H.) Corp.+ .........      416,000
     37,000  IDT Corp.+ ......................      603,100
     35,000  IDT Corp., Cl. B+ ...............      536,550
     70,000  Securicor plc ...................      111,184
     15,000  TPG NV, ADR .....................      252,300
                                               ------------
                                                  2,159,914
                                               ------------
             CABLE -- 2.3%
     80,000  Adelphia Communications Corp.,
               Cl. A+ ........................       10,000
     11,500  Austar United Communications
               Ltd.+ .........................          875
    100,000  Cablevision Systems Corp., Cl. A+      906,000
    100,000  Charter Communications Inc.,
               Cl. A+ ........................      186,000
     24,000  Comcast Corp., Cl. A+ ...........      511,920
     24,000  Comcast Corp., Cl. A, Special+ ..      500,640
     10,000  Cox Communications Inc., Cl. A+ .      245,900
     15,000  Mediacom Communications Corp.+ ..       80,550
     90,000  NTL Inc.+ .......................        1,170
      2,500  Telewest Communications plc, ADR+        5,000
    130,000  UnitedGlobalCom Inc., Cl. A+ ....      213,200
                                               ------------
                                                  2,661,255
                                               ------------
             COMMUNICATIONS EQUIPMENT -- 3.0%
     13,757  Agere Systems Inc., Cl. B+ ......       13,619
    198,000  Allen Telecom Inc.+ .............    1,057,320
      9,600  Champion Technology Holdings
               Ltd., ADR .....................        6,277
     20,000  Communications Systems Inc.+ ....      123,600
      1,200  Copper Mountain Networks Inc.+ ..        4,596
     32,000  Ericsson (L.M.) Telephone Co.,
               Cl. B, ADR+ ...................       11,520
    100,000  Furukawa Electric Co. Ltd. ......      227,534
    100,000  GN Store Nord A/S+ ..............      287,403
     13,000  JDS Uniphase Corp.+ .............       25,324
      1,000  L-3 Communications Holdings Inc.+       52,700
     52,000  Lucent Technologies Inc.+ .......       39,520
     90,000  Motorola Inc. ...................      916,200
     28,000  Nokia Corp., ADR ................      371,000

                                                    MARKET
     SHARES                                          VALUE
     ------                                         ------

     80,000  Nortel Networks Corp.+ .......... $     43,200
     22,000  Scientific-Atlanta Inc. .........      275,220
        750  Siemens AG, ADR .................       25,208
    300,000  Time Engineering Berhad+ ........       67,500
                                               ------------
                                                  3,547,741
                                               ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.1%
      2,000  America Online Latin
               America Inc.+ .................          490
      6,000  Covad Communications Group Inc.+         8,820
      3,230  EarthLink Inc.+ .................       17,248
     20,000  Genuity Inc., Cl. A+ ............        5,600
      1,000  Geoworks Corp.+ .................           40
      2,500  Korea Thrunet Co. Ltd., Cl. A+ ..        1,301
     18,000  Net2Phone Inc.+ .................       42,480
     14,000  T-Online International AG+ ......       92,836
      1,000  Via Net.Works Inc.+ .............          610
                                               ------------
                                                    169,425
                                               ------------
             DIVERSIFIED INDUSTRIAL -- 0.4%
      7,030  Bouygues SA .....................      180,632
     50,000  Hutchison Whampoa Ltd. ..........      289,760
                                               ------------
                                                    470,392
                                               ------------
             ELECTRONICS -- 0.0%
      1,407  Vishay Intertechnology Inc.+ ....       12,382
                                               ------------
             ENERGY AND UTILITIES -- 1.5%
      3,000  E.ON AG .........................      141,715
     16,000  Florida Public Utilities Co. ....      210,400
     34,000  SCANA Corp. .....................      884,680
      7,000  SJW Corp. .......................      546,000
                                               ------------
                                                  1,782,795
                                               ------------
             ENTERTAINMENT -- 3.5%
     18,000  AOL Time Warner Inc.+ ...........      210,600
    210,000  Gemstar-TV Guide
               International Inc.+ ...........      529,200
    460,000  Liberty Media Corp., Cl. A+ .....    3,302,800
     40,000  Metromedia International
               Group Inc.+ ...................        2,000
     10,000  Vivendi Universal SA, ADR .......      113,900
                                               ------------
                                                  4,158,500
                                               ------------
             EQUIPMENT AND SUPPLIES -- 0.2%
      1,000  Amphenol Corp., Cl. A+ ..........       31,000
     17,000  ThyssenKrupp AG .................      188,163
                                               ------------
                                                    219,163
                                               ------------
             PUBLISHING -- 0.6%
      6,000  Media General Inc., Cl. A .......      305,100
      5,000  News Corp. Ltd., ADR ............       96,250
     21,280  Seat-Pagine Gialle SpA+ .........       12,345
     17,000  Telegraaf Holdingsmij - CVA .....      238,563
                                               ------------
                                                    652,258
                                               ------------

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    MARKET
     SHARES                                          VALUE
     ------                                         ------
             COMMON STOCKS (CONTINUED)
             SATELLITE -- 3.4%
        500  Asia Satellite Telecommunications
               Holdings Ltd., ADR ............ $      6,000
      1,000  British Sky Broadcasting
               Group plc, ADR+ ...............       49,900
     53,000  EchoStar Communications Corp.,
               Cl. A+ ........................      916,900
    170,000  General Motors Corp., Cl. H+ ....    1,555,500
      1,000  Liberty Satellite &
               Technology Inc., Cl. A+ .......        2,250
    250,000  Loral Space & Communications
               Ltd.+ .........................       67,500
      1,000  Orbital Sciences Corp.+ .........        3,400
     75,000  PanAmSat Corp.+ .................    1,301,250
     25,000  Pegasus Communications Corp.+ ...       27,500
      8,000  PT Indosat Tbk, ADR .............       75,040
                                               ------------
                                                  4,005,240
                                               ------------
             TELECOMMUNICATIONS: BROADBAND -- 0.8%
    380,000  Broadwing Inc.+ .................      752,400
      3,000  Choice One Communications Inc.+ .        1,110
      6,720  Colt Telecom Group plc, ADR+ ....       15,120
      2,000  Davel Communications Inc.+ ......           50
     17,000  Golden Telecom Inc.+ ............      204,850
      2,000  Jazztel plc, ADR+ ...............        2,253
     10,000  Metromedia Fiber Network Inc.,
               Cl. A+ ........................          140
     20,000  NorthPoint Communications
               Group Inc.+ ...................           40
     40,000  PCCW Ltd.+ ......................        5,693
     50,000  United Pan-Europe Communications NV,
               Cl. A, ADR+ ...................        2,500
                                               ------------
                                                    984,156
                                               ------------
             TELECOMMUNICATIONS: LOCAL -- 24.5%
     95,000  Aliant Inc. .....................    1,780,554
      3,000  Allegiance Telecom Inc.+ ........        2,490
     66,000  ALLTEL Corp. ....................    2,648,580
      1,000  AT&T Canada Inc., Cl. B+ ........       32,070
     15,200  Atlantic Tele-Network Inc. ......      217,360
      2,571  ATX Communications Inc.+ ........          951
     78,000  BellSouth Corp. .................    1,432,080
      9,000  Brasil Telecom Participacoes
               SA, ADR .......................      199,890
        749  Brasil Telecom SA ...............            2
    240,000  CenturyTel Inc. .................    5,383,200
    305,000  Citizens Communications Co.+ ....    2,067,900
    102,000  Commonwealth Telephone
               Enterprises Inc.+ .............    3,546,540
     41,400  Commonwealth Telephone
               Enterprises Inc.,
               Cl. B+ ........................    1,440,306
     27,960  D&E Communications Inc. .........      279,600
     10,000  E.Spire Communications Inc.+ ....           40
    150,000  First Pacific Co. Ltd.+ .........       16,732
     15,000  First Pacific Co. Ltd., ADR+ ....        8,365
     11,422  McLeodUSA Inc.+ .................        3,427
      8,000  RCN Corp.+ ......................        4,080
    225,000  Rogers Communications Inc.,
               Cl. B, ADR+ ...................    1,413,000
    110,000  SBC Communications Inc. .........    2,211,000

                                                    MARKET
     SHARES                                          VALUE
     ------                                         ------

      6,000  Shenandoah Telecommunications Co. $    304,440
    440,000  Sonera Oyj+ .....................    1,630,612
     25,693  Tele Norte Leste Participacoes
               SA, ADR .......................      136,173
     22,000  Telecom Argentina Stet France
               Telecom SA,
               ADR+ ..........................       18,040
  1,000,000  TelecomAsia Corp. Public
               Co. Ltd.+ .....................      121,359
      2,000  Telefonica de Argentina SA, ADR          5,280
      6,000  Time Warner Telecom Inc., Cl. A+         4,860
    145,000  Verizon Communications Inc. .....    3,978,800
                                               ------------
                                                 28,887,731
                                               ------------
             TELECOMMUNICATIONS: LONG DISTANCE -- 7.2%
    280,000  AT&T Corp. ......................    3,362,800
     44,000  BT Group plc, ADR ...............    1,136,960
      1,000  Call-Net Enterprises Inc.+ ......          315
     26,000  Embratel Participacoes SA, ADR+         15,600
     75,000  General Communication Inc.,
               Cl. A+ ........................      282,000
        400  KDDI Corp. ......................    1,248,562
    400,000  Qwest Communications
               International Inc.+ ...........      912,000
    170,000  Sprint Corp. - FON Group ........    1,550,400
        680  WorldCom Inc. - MCI Group .......          109
     17,000  WorldCom Inc. - WorldCom Group+          1,700
                                               ------------
                                                  8,510,446
                                               ------------
             TELECOMMUNICATIONS: NATIONAL -- 22.5%
        500  Avaya Inc.+ .....................          715
    185,000  BCE Inc. ........................    3,274,500
     43,797  Brasil Telecom SA ...............          121
 15,272,726  Cable & Wireless Jamaica Ltd. ...      393,862
     25,000  Cable & Wireless plc ............       45,409
    280,000  Cable & Wireless plc, ADR .......    1,512,000
     20,000  China Unicom Ltd., ADR+ .........      118,200
     71,000  Compania de Telecomunicaciones de
               Chile SA, ADR .................      620,540
    390,000  Deutsche Telekom AG, ADR ........    3,225,300
    144,500  Elisa Communications Oyj, Cl. A+       664,030
     10,000  France Telecom SA, ADR ..........       69,800
      4,707  Hellenic Telecommunications
               Organization SA ...............       53,122
      3,500  Hellenic Telecommunications
               Organization SA, ADR ..........       19,775
      8,000  Hungarian Telephone &
               Cable Corp.+ ..................       60,400
        155  Japan Telecom Holdings Co. Ltd.        385,781
     30,964  KPN NV, ADR+ ....................      156,987
     10,000  KT Corp., ADR ...................      221,800
        500  Magyar Tavkozlesi Rt, ADR .......        7,750
        237  Nippon Telegraph &
               Telephone Corp. ...............      788,442
     19,500  Nippon Telegraph & Telephone
               Corp., ADR ....................      317,265
      2,000  Pakistan Telecommunications
               Co. Ltd., GDR (a) .............       67,688
     75,000  Philippine Long Distance
               Telephone Co., ADR+ ...........      387,000
     68,000  Portugal Telecom SGPS SA, ADR ...      314,160
     18,360  PT Telekomunikasi Indonesia, ADR       136,415

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    MARKET
     SHARES                                          VALUE
     ------                                         ------

             COMMON STOCKS (CONTINUED)
             TELECOMMUNICATIONS: NATIONAL (CONTINUED)
     10,000  Rostelecom, ADR ................. $     58,200
    100,000  Singapore Telecommunications Ltd.       77,648
    150,000  Swisscom AG, ADR ................    4,132,500
     20,000  TDC A/S, ADR ....................      217,000
     25,000  Telecom Corp. of New
               Zealand Ltd., ADR .............      465,000
    190,000  Telecom Italia SpA ..............    1,353,803
     14,500  Telecom Italia SpA, ADR .........    1,034,575
    118,000  Telefonica SA, ADR+ .............    2,636,120
      5,881  Telefonica SA, BDR+ .............       42,171
     47,000  Telefonos de Mexico SA,
               Cl. L, ADR ....................    1,323,050
    304,000  Telekom Malaysia Berhad .........      567,999
  3,355,677  Telemar Norte Leste SA ..........       33,419
      2,400  Telstra Corp. Ltd., ADR .........       31,104
     65,000  TELUS Corp. .....................      481,081
    185,000  TELUS Corp., Non-Voting .........    1,259,598
      8,075  Thai Telephone &
               Telecom, GDR+ (a) .............        1,131
                                               ------------
                                                 26,555,461
                                               ------------
             WIRELESS COMMUNICATIONS -- 27.7%
     40,000  ABC Communications Holdings Ltd.+        1,180
     12,000  AirGate PCS Inc.+ ...............        5,280
    100,000  America Movil SA de CV,
               Cl. L, ADR ....................    1,208,000
    320,000  AT&T Wireless Services Inc.+ ....    1,318,400
        501  Celular CRT Participacoes SA ....           41
     45,000  Centennial Communications Corp.+       130,500
     20,000  China Mobile (Hong Kong)
               Ltd., ADR+ ....................      226,000
     70,000  CP Pokphand Co. Ltd., ADR+ ......       66,192
     80,000  Dobson Communications
               Corp., Cl. A+ .................       24,800
     10,000  Easycall International Ltd.+ ....          329
    240,000  Europolitan Vodafone AB+ ........    1,138,855
     40,000  Grupo Iusacell SA de CV, ADR+ ...       26,400
     26,000  Himachal Futuristic (a) .........      101,403
     60,000  Leap Wireless International Inc.+       13,800
      2,500  Metrocall Inc.+ .................           20
    200,000  Microcell Telecommunications
               Inc., Cl. B+ ..................        8,200
    450,000  mm02 plc+ .......................      283,072
     85,000  mm02 plc, ADR+ ..................      526,150
    455,000  Nextel Communications Inc.,
               Cl. A+ ........................    3,435,250
    125,000  Nextel Partners Inc., Cl. A+ ....      672,500
      1,400  NTT DoCoMo Inc. .................    2,391,982
     23,000  Orange SA+ ......................      104,102
     10,000  PNV Inc.+ .......................           55
     75,000  Price Communications Corp.+ .....      847,500
    275,000  Rogers Wireless Communications
               Inc., Cl. B+ ..................    1,501,500
     35,000  Rural Cellular Corp., Cl. A+ ....       30,100
    100,000  SK Telecom Co. Ltd., ADR ........    2,123,000
    190,000  Sprint Corp. - PCS Group+ .......      372,400
     80,000  Technology Resources Industries+        43,158

                                                    MARKET
     SHARES                                          VALUE
     ------                                         ------

      2,300  Tele Celular Sul Participacoes
               SA, ADR ....................... $     15,180
      7,666  Tele Centro Oeste Celular
               Participacoes SA,
               ADR ...........................       17,785
        460  Tele Leste Celular Participacoes
               SA, ADR .......................        2,277
      1,150  Tele Nordeste Celular
               Participacoes SA, ADR .........       14,720
        460  Tele Norte Celular Participacoes
               SA, ADR+ ......................        1,693
  1,000,000  Telecom Italia Mobile SpA .......    3,893,704
      1,150  Telemig Celular Participacoes
               SA, ADR .......................       15,398
    136,000  Telephone & Data Systems Inc. ...    6,861,200
  5,272,417  Telesp Celular Participacoes SA+         3,510
      9,200  Telesp Celular Participacoes
               SA, ADR+ ......................       16,652
     10,000  Teligent Inc., Cl. A+ ...........          105
     20,000  Total Access Communications plc+         9,700
      8,000  Triton PCS Holdings Inc., Cl. A+        16,720
     78,000  United States Cellular Corp.+ ...    2,307,240
     30,000  Vimpel-Communications, ADR+ .....      710,700
     51,000  Vodafone Group plc, ADR .........      654,330
    134,000  Vodafone Libertel NV+ ...........    1,072,646
      5,000  Vodafone Telecel-Comunicacoes
               Pessoais SA ...................       35,083
    150,000  Western Wireless Corp., Cl. A+ ..      405,000
                                               ------------
                                                 32,653,812
                                               ------------
             TOTAL COMMON STOCKS .............  119,081,339
                                               ------------
             PREFERRED STOCKS -- 0.9%
             PUBLISHING -- 0.2%
     12,000  News Corp. Ltd., Pfd., ADR ......      199,200
                                               ------------
             TELECOMMUNICATIONS: LOCAL -- 0.6%
     21,500  Citizens Communications Co.,
               5.000% Cv. Pfd. ...............      703,265
                                               ------------
             TELECOMMUNICATIONS: NATIONAL -- 0.1%
      9,000  Philippine Long Distance Telephone Co.,
               $3.50 Cv. Pfd., Ser. III ......      145,980
                                               ------------
             WIRELESS COMMUNICATIONS -- 0.0%
 19,593,149  Tele Sudeste Celular Participacoes
               SA, Pfd. ......................       31,108
    197,928  Telesp Celular Participacoes
               SA, Pfd.+ .....................          137
                                               ------------
                                                     31,245
                                               ------------
             TOTAL PREFERRED STOCKS ..........    1,079,690
                                               ------------
             RIGHTS -- 0.0%
             CABLE -- 0.0%
      1,341  NTL Inc. Rights+ ................            0
                                               ------------
             TELECOMMUNICATIONS: LOCAL -- 0.0%
    315,789  TelecomAsia Corp. plc Rights+ ...            0
    166,667  TelecomAsia Corp. plc Rights+ ...            0
                                               ------------
                                                          0
                                               ------------

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- SEPTEMBER 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL                                         MARKET
   AMOUNT                                            VALUE
  --------                                          ------
             CORPORATE BONDS -- 0.9%
             TELECOMMUNICATIONS: NATIONAL -- 0.9%
 $1,000,000  Telekom Malaysia Berhad,
              4.000%, 10/03/04 (a) ........... $  1,002,500
  1,000,000  Winstar Communications Inc.,
              12.500%, 04/15/08+ (c) .........          100
                                               ------------
             TOTAL CORPORATE BONDS ...........    1,002,600
                                               ------------

     SHARES
     ------
             WARRANTS -- 0.0%
             SATELLITE -- 0.0%
      1,524  Orbital Sciences Corp.
              Warrants Expire 08/31/04+ ......        1,204
                                               ------------
             WIRELESS COMMUNICATIONS -- 0.0%
         78  Motient Corp. Warrants
               Expire 05/01/04+ ..............           11
                                               ------------
             TOTAL WARRANTS ..................        1,215
                                               ------------
             TOTAL INVESTMENTS -- 102.7%
               (Cost $211,637,345) ...........   121,164,844

             OTHER ASSETS AND
               LIABILITIES (NET) -- (2.7)% ...   (3,183,228)
                                               ------------
             NET ASSETS -- 100.0% ............ $117,981,616
                                               ============

 PRINCIPAL                           SETTLEMENT   UNREALIZED
  AMOUNT                                DATE     DEPRECIATION
 --------                            ----------  ------------
             FORWARD FOREIGN EXCHANGE CONTRACTS -- 0.0%
$6,620,000(b) Deliver Hong Kong Dollars
              in exchange for
              USD 847,604 ...........  08/01/03 $       733
                                                ===========
----------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt
      from  registration,   normally  to  qualified   institutional  buyers.  At
      September 30, 2002, the market value of Rule 144A securities amounted to $1,172,722 or 1.0% of total net assets.
(b)   Principal amount denoted in Hong Kong Dollars.
(c)   Security is in default.
+     Non-income producing security.
USD - U.S. Dollars.
ADR - American Depository Receipt.
BDR - Brazilian Depository Receipt.
GDR - Global Depository Receipt.

                                         % OF
                                        MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION               VALUE       VALUE
--------------------------              ------     --------
North America .........................  63.5% $ 76,904,983
Europe ................................  22.8%   27,584,880
Asia/Pacific Rim ......................   5.9%    7,197,277
Japan .................................   4.4%    5,359,566
Latin America .........................   3.4%    4,118,138
                                        ------ ------------
                                        100.0% $121,164,844
                                        ====== ============

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                               SEPTEMBER 30, 2002
                               ------------------

AT&T Corp.                                      Deutsche Telekom AG
BCE Inc.                                        Nextel Communications Inc.
Cable & Wireless plc                            Sprint Corp. - FON Group
CenturyTel Inc.                                 Telecom Italia Mobile SpA
Citizens Communications Co.                     Telephone & Data Systems Inc.
--------------------------------------------------------------------------------

         Gabelli Global Series Funds, Inc.
    THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
               One Corporate Center
             Rye, New York 10580-1422
                    800-GABELLI
                   800-422-3554
                 FAX: 914-921-5118
             WEBSITE: WWW.GABELLI.COM
             E-MAIL: INFO@GABELLI.COM
    Net Asset Value available daily by calling
            800-GABELLI after 6:00 P.M.

                BOARD OF DIRECTORS

Mario J. Gabelli, CFA           John D. Gabelli
CHAIRMAN AND CHIEF              SENIOR VICE PRESIDENT
INVESTMENT OFFICER              GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Karl Otto Pohl
CHIEF EXECUTIVE OFFICER         FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.       DEUTSCHE BUNDESBANK

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara               Anthonie C. van Ekris
FORMER CHAIRMAN AND             MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER         BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA

          OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA           Marc Gabelli
PRESIDENT AND CHIEF             ASSOCIATE PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                 Ivan Arteaga, CFA
VICE PRESIDENT AND TREASURER    ASSOCIATE PORTFOLIO MANAGER

James E. McKee                  Evan Miller, CFA
SECRETARY                       ASSOCIATE PORTFOLIO MANAGER

                    DISTRIBUTOR
              Gabelli & Company, Inc.

   CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
        State Street Bank and Trust Company

                   LEGAL COUNSEL
     Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB401Q302SR


                                                               [GRAPHIC OMITTED]
                                                        PICTURE OF MARIO GABELLI

THE
GABELLI
GLOBAL
TELECOMMUNICATIONS
FUND


                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 2002